OTHER BALANCE SHEETS SUPPLEMENTAL INFORMATION (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Other account payable and accrued expenses:
Employees and payroll accruals	$ 2,869	$ 3,814
Accrued expenses	840	711
Authorities	677	957
Advances from customers	386	863
Deferred income	97	254
Warranty provision	285	306
Accrued royalties	966	1,180
Other	291	246
Total other account payable and accrued expenses	$ 6,411	$ 8,331